Exhibit 99

NetBank, Inc. Monthly Operating Statistics and Financial Data

(Unaudited; $ in thousands, except account balances)

	July 31, 2005	August 31, 2005	September 30, 2005	October 31, 2005	November 30, 2005	December 31, 2005	January 31, 2006	February 28, 2006	March 31, 2006	April 30, 2006	May 31, 2006	June 30, 2006	July 31, 2006
NETBANK, INC. CONSOLIDATED

Retail customers	256,474	256,211	256,077	255,319	256,915	257,631	257,982	255,726	255,259	253,899	252,495	249,058	246,971
Business customers	26,093	26,308	26,498	26,650	28,013	28,038	27,929	27,687	27,702	27,715	27,396	26,574	26,225
Total customers	282,567	282,519	282,575	281,969	284,928	285,669	285,911	283,413	282,961	281,614	279,891	275,632	273,196

Services per customer (consolidated)	1.81	1.82	1.82	1.83	1.83	1.83	1.84	1.85	1.86	1.87	1.89	1.90	1.90
Services per customer (bank only)	2.35	2.35	2.36	2.36	2.36	2.36	2.37	2.37	2.38	2.39	2.41	2.43	2.43

Total average assets (consolidated)	$4,993,980	$5,154,762	$5,078,613	$4,966,622	$4,929,082	$4,916,549	$4,900,007	$4,826,823	$4,720,452	$4,457,928	$4,499,860	$4,553,688	$4,273,000

RETAIL BANKING SEGMENT

Online bill pay penetration (accounts > 90 days)	56%	56%	56%	56%	56%	56%	56%	55%	55%	55%	54%	54%	54%
Direct deposit of payroll penetration (accounts > 90 days)	56%	56%	56%	56%	56%	56%	56%	56%	56%	57%	57%	55%	54%

Retail deposits	$2,548,422	$2,635,680	$2,612,775	$2,531,374	$2,611,121	$2,461,517	$2,423,287	$2,443,940	$2,474,874	$2,466,518	$2,418,548	$2,410,003	$2,393,553
Small business deposits	56,061	58,500	60,261	63,473	64,079	62,003	59,747	63,339	63,984	65,153	66,787	66,326	67,976
Other deposits	353,287	389,570	371,316	329,735	313,736	270,325	249,391	221,734	287,409	244,324	245,533	245,608	207,556
Total deposits	$2,957,770	$3,083,750	$3,044,352	$2,924,582	$2,988,936	$2,793,845	$2,732,425	$2,729,013	$2,826,267	$2,775,995	$2,730,868	$2,721,937	$2,669,085

Average retail checking account balance	$2,542	$2,424	$2,513	$2,417	$2,367	$2,601	$2,461	$2,486	$2,598	$2,542	$2,316	$2,403	$2,302
Average retail money market account balance	$13,419	$13,124	$12,919	$12,645	$12,391	$12,352	$12,058	$11,934	$11,938	$11,441	$11,040	$10,711	$10,402
Average retail CD balance	$15,387	$15,420	$15,387	$14,845	$14,635	$14,623	$14,576	$14,209	$13,356	$13,285	$13,173	$13,064	$12,912

Average small business checking account balance	$6,645	$6,890	$6,718	$7,489	$7,462	$7,382	$6,742	$7,674	$6,993	$7,022	$6,899	$7,231	$7,031
Average small business money market account balance	$44,714	$44,768	$45,250	$45,796	$45,283	$42,290	$39,970	$39,809	$39,990	$39,116	$39,946	$38,239	$38,978
Average small business CD balance	$29,044	$28,483	$26,859	$27,227	$26,719	$26,071	$25,893	$25,067	$23,357	$23,321	$22,609	$23,061	$23,106

Indirect Auto Lending —
Number of loans	1,840	2,025	1,252	941	1,278	1,065	1,117	1,096	1,607	926	924	825	787
Production	$43,992	$46,235	$28,278	$22,224	$28,361	$24,216	$25,095	$24,103	$36,465	$20,154	$19,957	$16,899	$16,362
Weighted Average Note Rate	6.42%	6.76%	7.21%	7.36%	7.48%	7.66%	7.93%	7.86%	7.78%	8.19%	8.35%	8.41%	8.37%

Business Equipment Financing —
Production	$13,990	$16,621	$14,849	$20,081	$17,522	$18,958	$17,344	$14,313	$19,693	$21,150	$17,963	$19,410	$13,366

QuickPost Processing —
Number of transactions	13,925	14,301	15,910	15,044	16,299	19,941	20,841	21,275	30,186	39,803	83,187	114,563	125,565

SERVICING STATISTICS
Servicing Portfolio —
Held for sale MSRs	$158,494	$148,928	$249,597	$174,628	$120,016	$143,515	$119,903	$102,843	$160,447	$91,534	$108,233	$72,472	$73,096
Available for sale MSRs	14,013,617	13,754,939	13,600,374	13,437,138	13,279,578	13,155,256	13,083,949	12,983,617	12,839,850	12,761,445	12,614,633	12,447,505	12,294,844
UPB underlying MSRs	14,172,111	13,903,867	13,849,971	13,611,766	13,399,594	13,298,771	13,203,852	13,086,460	13,000,297	12,852,979	12,722,866	12,519,977	12,367,940
Work-in-process and whole loans	3,179,712	3,291,295	3,268,430	3,195,333	2,880,654	2,901,896	2,831,590	2,667,835	2,463,231	2,582,758	2,447,766	2,367,419	2,495,724
Sold but not transferred	1,259,483	1,282,962	1,352,262	1,330,591	1,048,201	906,795	806,083	578,245	821,886	607,207	558,031	576,801	499,398
Third party subservicing	471	409	259	113	113	113	370	369	586	848	1,146	1,333	1,729
Total loans serviced	$18,611,777	$18,478,533	$18,470,922	$18,137,803	$17,328,562	$17,107,575	$16,841,895	$16,332,909	$16,286,000	$16,043,792	$15,729,809	$15,465,530	$15,364,791

Statistics on Available for Sale Mortgage Servicing Rights —
Weighted average note rate	5.90%	5.89%	5.90%	5.89%	5.89%	5.89%	5.89%	5.89%	5.89%	5.90%	5.90%	5.90%	5.90%
Weighted average service fee	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.35%	0.32%	0.32%
Delinquency percentage (30+ days)	5.90%	5.27%	5.51%	5.64%	6.15%	6.94%	5.96%	5.66%	4.67%	5.79%	5.27%	5.43%	5.86%
Bankruptcy & foreclosure	1.47%	1.43%	1.47%	1.51%	1.62%	1.58%	1.46%	1.37%	1.44%	1.50%	1.60%	1.56%	1.58%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$932,735	$1,012,968	$936,068	$900,988	$725,223	$833,301	$701,867	$697,960	$810,201	$675,864	$704,656	$723,314	$674,823
Non-conforming mortgage production	269,234	304,205	309,771	269,047	258,631	279,432	201,217	175,078	228,939	166,393	149,959	162,541	129,870
Total mortgage production	$1,201,969	$1,317,173	$1,245,839	$1,170,035	$983,854	$1,112,733	$903,084	$873,038	$1,039,140	$842,257	$854,615	$885,855	$804,693

Refinance loans as a % of production	32%	33%	34%	39%	35%	36%	40%	40%	36%	32%	31%	33%	37%

Conforming mortgage sales	$610,017	$936,711	$1,238,844	$697,468	$852,340	$939,084	$512,651	$743,747	$935,879	$461,463	$720,616	$774,967	$369,396
Non-conforming mortgage sales	265,938	301,243	278,359	307,651	290,339	215,177	208,165	184,670	302,455	145,966	196,759	194,972	138,870
Total mortgage sales	$875,955	$1,237,954	$1,517,203	$1,005,119	$1,142,679	$1,154,261	$720,816	$928,417	$1,238,334	$607,429	$917,375	$969,939	$508,266

Locked conforming mortgage pipeline	$1,009,914	$1,102,166	$1,053,315	$923,261	$1,068,194	$929,205	$969,381	$867,915	$842,835	$809,625	$856,041	$962,059	$862,208

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing —
ATMs (third-party owned)	7,904	7,878	7,940	7,921	9,234	9,213	9,328	8,993	9,160	9,253	9,045	8,339	8,243
ATMs (proprietary)	471	496	505	483	478	436	407	419	422	429	423	411	405
Total ATMs Serviced	8,375	8,374	8,445	8,404	9,712	9,649	9,735	9,412	9,582	9,682	9,468	8,750	8,648
Merchant Service Terminals	2,224	2,225	2,261	2,276	2,326	2,367	2,325	2,311	2,328	2,355	2,324	2,180	2,148

Notes: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. The loans sales figures represent sales into the secondary market only and exclude intra-company sales to the bank. All information is unaudited.

Monthly Commentary

Attached is our monthly operating statistics and financial data report. It reflects results for July 2006 and the prior twelve months. All comparisons below are on a month-over-month basis, unless noted otherwise. Beginning with this report, we present transaction statistics for QuickPost under the Retail Banking segment and mortgage servicing statistics under the new heading of “Servicing Statistics” which include both Retail Banking and Financial Intermediary activity. These modifications in presentation are designed to be more closely comparable to the presentation in our reports filed with the Securities and Exchange Commission.

Highlights and Clarifications

•                  Average earning assets fell by $281 million or 6.2% primarily due to a decline in held-for-sale loans and sales of HELOC loans as disclosed in our second quarter earnings release.

•                  Overall deposits declined by $52.9 million or 1.9% primarily due to runoff of escrow funds related to  the servicing portfolio.

•                  Small business deposits rose by $1.7 million or 2.5%.

•                  Business loan production was down $6.0 million or 31.1% due to the normal fluctuations of our business finance operation.

•                  QuickPost transactions rose by 11,002 or 9.6% over the previous month.

•                  Conforming mortgage production declined by $48.5 million or 6.7% and non-conforming production fell by $32.7 million or 20.1%.

•                  Conforming mortgage sales fell by $406 million or 52.3%. Non-conforming mortgage sales fell by $56.1 million or 28.8% which is not unusual for the first month of the quarter.

•                  The locked conforming mortgage pipeline decreased by $99.9 million or 10.4%, but remained relatively strong in comparison with the past few months.

Earnings Outlook

During the company’s recent quarterly conference call, management cautioned that short-term earnings remain under pressure due to the flat yield curve, an unfavorable mortgage operating environment, and the potential for negative net servicing results. Although management is executing a number of strategic initiatives to improve the company’s long-term operating profile, additional operating losses similar in range to those posted in the previous two quarters (exclusive of the unusual charges recorded in the second quarter) are currently expected over the short-term. Analyst estimates range today from a loss of $.10 to a loss of $0.25. Based on the guidance above, management is biased toward the low end of the range.

Jimmy Locklear
Manager, Investor Relations, NetBank, Inc.
Phone: 678-942-7615
jlocklear@netbank.com

Matthew Shepherd
Director, Corporate Communications, NetBank, Inc.
Phone: 678-942-2683
mshepherd@netbank.com

Forward-Looking Statements

Statements in this monthly operating report that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this monthly operating report, the words “believe,” “anticipate,” “estimate,” “expect,” “may,” “will,” “should,” “plan,” “intend,” “project” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results and future trends to differ materially from those expressed in or implied by such forward-looking statements. The Company’s consolidated results of operations and such forward-looking statements could be affected by many factors, including but not limited to:  1) the evolving nature of the market for Internet banking and financial services generally; 2) the public’s perception of the Internet as a secure, reliable channel for transactions; 3) the success of new products and lines of business considered critical to the Company’s long-term strategy, such as small business banking and transaction processing services; 4) potential difficulties in integrating the Company’s operations across its multiple lines of business; 5) the cyclical nature of the mortgage banking industry generally; 6) a possible decline in asset quality; 7) changes in general economic or operating conditions which could adversely affect mortgage loan production and sales, mortgage servicing rights, loan delinquency rates and/or loan defaults;  8) the possible adverse effects of unexpected changes in the interest rate environment; 9) adverse legal rulings, particularly in the Company’s litigation over leases originated by Commercial Money Center, Inc.; and/or 10) increased competition and regulatory changes. Further information relating to these and other factors that may impact the Company’s results of operations and such forward-looking statements are disclosed in the Company’s filings with the SEC, including under the caption “Item 1A. Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2005 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2006. Except as required by the federal securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.